SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 24, 1996



                         CARRAMERICA REALTY CORPORATION
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     1-11706                    52-1796339
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(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)          Identification Number)


1700 Pennsylvania Avenue, N.W., Washington, D.C.                     20006
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(Address of Principal Executive Offices)                          (Zip Code)

The Registrant's telephone number, including area code:  (202) 624-7500
                                                         ---------------

Item 7.           Financial Statements and Exhibits.


Exhibit
Number              Exhibit
------              -------

5 Opinion of Hogan & Hartson L.L.P., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-04519, under the Securities Act of 1933, as amended.

10 Form of Stock Purchase Agreement between the Company and prospective purchasers of Series A Cumulative Convertible Redeemable Preferred Stock of the Company, which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registratant's registration statement on Form S-3, file no. 333-04519, under the Securities Act of 1933, as amended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  October 25, 1996                      CARRAMERICA  REALTY CORPORATION


                                             By:   /s/ Brian K. Fields
                                                   -------------------
                                                   Brian K. Fields
                                                   Chief Financial Officer